NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 27, 2024

(this “Third Amendment”), is made and entered into by and among MARINEMAX, INC., a Florida corporation (the “Borrower Representative”), each of the other Loan Parties party hereto, each of the Lenders party hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Administrative Agent”), as Administrative Agent, Swingline Lender and Issuing Bank and WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (the “Floor Plan

Agent”), as Floor Plan Agent.

RECITALS:

WHEREAS, reference is made to the Credit Agreement dated as of August 8, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement,” and as amended by this Third Amendment, the “Credit Agreement”), by and among the Borrower Representative, the Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Floor Plan Agent; and

WHEREAS, subject to the terms and conditions of the Existing Credit Agreement the Borrowers have requested that the Existing Credit Agreement be amended in the manner provided for herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Third Amendment is a “Credit Document”, as defined in the Credit Agreement.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, the parties hereto agree that the Existing Credit Agreement is hereby amended in the following manner:

(a)
Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new definitions in alphabetical order:

“Approved Affiliated Manufacturer” means (i) KCS, (ii) Intrepid Powerboats, Inc.,

(iii) Intrepid Southeast, Inc. and (iv) any other Person, provided that: (A) such Person is a Loan Party, (B) such Person is a Manufacturer, (C) the Equity Interests of such Person are at least majority owned, directly or indirectly, by the Borrower Representative and (D) such Person is approved in writing as an “Approved Affiliated Manufacturer” from time to time by Floor Plan Agent and the Administrative Agent.

“Eligible Affiliated New Manufactured Floor Plan Units (Invoiced)” means any new and unused finished goods manufactured by or branded under an Approved Affiliated Manufacturer that otherwise meet the definition of an Eligible Unit for which the Approved Affiliated Manufacturer has sold such goods to a Floor Plan

Borrower and provided an invoice to such Floor Plan Borrower.

“Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced)” means any new and unused finished goods manufactured by or branded under an Approved Affiliated Manufacturer that otherwise meet the definition of an Eligible Unit and for which the Approved Affiliated Manufacturer has not yet sold such goods.

“Finished Goods Inventory Cost” means, with respect to any Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced), the finished goods inventory cost as specified to the Floor Plan Agent from time to time by the applicable Approved Affiliated Manufacturer.

(b)
Section 1.01 of the Existing Credit Agreement is hereby amended to delete the definition of “Borrowing Base” and replace in lieu thereof the following new definition:

“Borrowing Base” means an amount equal to:

(1)
the New Unit Invoiced Amount of all Eligible New Floor Plan Units (other than Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced)) multiplied by the applicable Floor Plan Loan Advance Limit; plus
(2)
the Finished Goods Inventory Cost of all Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced) multiplied by the applicable Floor Plan Loan Advance Limit; plus
(3)
the Pre-Owned Inventory Cost of all Eligible Used Floor Plan Units multiplied by the applicable Floor Plan Loan Advance Limit; plus
(4)
the net amount of Eligible Accounts multiplied by 80%; plus
(5)
the invoiced amount of Eligible Parts multiplied by 50%; minus
(6)
the then-amount of all Reserves.
(c)
Section 1.01 of the Existing Credit Agreement is hereby amended to delete clauses (d) and (g) of the definition of “Eligible Units” and replace in lieu thereof the following new clauses (d) and (g):
(d)
Specified Inventory that (i) is not owned by a Floor Plan Borrower, (ii) is not subject to a perfected first priority Lien in favor of the Administrative Agent on behalf of itself and the Credit Parties, or (iii) is subject to Liens (other than Liens granted under the Credit Documents) or other rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure a Floor Plan Borrower’s performance with respect to that Specified Inventory);

. . .

(g) Eligible Affiliated New Manufactured Floor Plan Units (Invoiced) or Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced) that are greater than 80 ft. in length; and

(e)
Section 1.01 of the Existing Credit Agreement is hereby amended to delete the definition of “Floor Plan Loan Advance Limit” and replace in lieu thereof the following new definition:

“Floor Plan Loan Advance Limit” means:

with respect to Eligible New Floor Plan Units that are (i) 80 ft or less in length and (ii) not Eligible Affiliated New Manufactured Floor Plan Units (Invoiced) or Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced), will be subject to the following advance rates beginning from the original invoice date (or, with respect to Eligible New Floor Plan Units manufactured or branded by Azimut, Ocean, Galeon, and Aquila, from the original funding date):

0-180 days – 100%

181-360 days – 90%

361-540 days – 80%

541-720 days – 70%

721-900 days – 60%

901-1079 days – 50%

1080+ days – 0%

with respect to Eligible Affiliated New Manufactured Floor Plan Units (Invoiced) or Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced) that are 80 ft or less in length, will be subject to the following advance rates beginning from the original invoice date:

0-180 days – 62%

181-360 days – 52%

361-540 days – 42%

541-720 days – 32%

721-900 days – 22%

901-1079 days – 12%

1080+ days – 0%

with respect to Eligible New Floor Plan Units that are (i) greater than 80 ft in length and (ii) not Eligible Affiliated New Manufactured Floor Plan Units (Invoiced) or Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced), will be subject to the following advance rates beginning from the original invoice date (or, with respect to

Eligible New Floor Plan Units manufactured or branded by Azimut, Ocean, Galeon, and Aquila, from the original funding date):

0-180 days – 80%

181-360 days – 70%

361-540 days – 60%

541-720 days – 50%

721-900 days – 40%

901-1079 days – 30%

1080+ days – 0%

with respect to Eligible Used Floor Plan Units, will be subject to the following advance rates from the acquisition date:

0-180 days: 85%

181-360 days: 75%

361+ days: 0%

(f)
Section 1.01 of the Existing Credit Agreement is hereby amended to delete the definition of “New Unit Invoiced Amount” and replace in lieu thereof the following new definition:

“New Unit Invoiced Amount” means, with respect to any Eligible New Floor Plan Unit (other than Eligible Affiliated New Manufactured Floor Plan Units (Uninvoiced)), the amount of the Manufacturer or vendor invoice (including freight charges to the extent freight charges are included on such invoice) as specified to the Floor Plan Agent from time to time by the applicable Manufacturer or vendor of such Eligible New Floor Plan Unit.

The parties hereto acknowledge and agree that this Third Amendment is not a novation of the Existing Credit Agreement, any other Credit Document or of any credit facility or guaranty provided thereunder or in respect thereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Third Amendment Effective Date (as defined below), mean or refer to the Credit Agreement, as further amended, supplemented or modified from time to time in accordance with its terms. As used in any other Credit Document, from and after the Third Amendment Effective Date, all references to the “Credit Agreement” in such Credit Documents shall, unless the context otherwise requires, mean or refer to the Credit Agreement, as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

SECTION 3. Conditions Precedent. This Third Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Third Amendment Effective Date”):

(a)
The Administrative Agent (or its counsel) shall have received from each Borrower, each other Loan Party, the Supermajority Lenders and the Floor Plan Agent a counterpart of this Third Amendment duly executed and delivered on behalf of such party and acknowledged by the Administrative Agent; and

(b)
The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party pursuant to the terms of the Credit Agreement to the extent invoiced prior to or on the Third Amendment Effective Date.

The Administrative Agent shall promptly notify the Borrowers and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. In order to induce the applicable Floor Plan Lenders, the Floor Plan Agent and the Administrative Agent to enter into this Third Amendment, each Loan Party hereby represents and warrants to the Floor Plan Lenders, the Floor Plan Agent and the Administrative Agent on and as of the Third Amendment Effective Date that:

(a)
Authorization; No Contravention. The execution and delivery by each Loan Party of this Third Amendment and performance by each Loan Party of this Third Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the Organization Documents of any Loan Party, or (ii) any Law or any agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, which conflict, default or breach would cause a Material Adverse Change, or (b) result in the creation or enforcement of any Lien upon any property (now or hereafter acquired) of any of the Loan Parties (other than Liens securing the Obligations and the Permitted Encumbrances). No event has occurred and is continuing and no condition exists or will exist after giving effect to the Third Amendment which constitutes an Event of Default or a Default.
(b)
Binding Effect. This Third Amendment has been executed and delivered by the respective Loan Parties and will, upon such execution and delivery, constitute the legal, valid and binding obligations of such Loan Parties, enforceable against the respective Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization moratorium or similar Laws affecting the rights of creditors generally and to the effect of general principles of equity whether applied by a court of Law or equity.
(c)
Representations and Warranties. The representations and warranties of the Loan Parties contained in this Third Amendment or in any other Credit Document shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 6(c), the representations and warranties contained in Section 3.08.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections

5.09.2 and 5.09.3 of the Credit Agreement, respectively (on and after the date that financial statements have been delivered pursuant to such Sections).

SECTION 5. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Third Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Third Amendment and the transactions contemplated hereby. Except as provided in this Third Amendment, including as it relates to the scope of Obligations secured by the Collateral on and after the Third Amendment Effective Date, each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Credit Agreement, the Guarantee and Collateral Agreement, and the other Credit Documents to which it is a party and (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Floor Plan Lenders. In furtherance of the foregoing, each Loan Party party hereto affirms and confirms its guarantee of the Obligations as a “Guarantor” party to the Guarantee and Collateral Agreement.

SECTION 6. Miscellaneous.

(a)
No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with, or consent to any deviation from, any term or condition contained in the Credit Agreement or any of the other Credit Documents except as expressly stated herein, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Credit Documents.
(b)
Fees and Expenses. The Borrowers shall reimburse the Administrative Agent and the Floor Plan Agent for all reasonable and documented out-of-pocket costs and expenses (including all outstanding reasonable and documented attorneys’ fees of counsel to the Administrative Agent and counsel to the Floor Plan Agent) incurred by the Administrative Agent and the Floor Plan Agent in connection with the preparation, negotiation, and execution of this Third Amendment and the other agreements and documents executed and delivered in connection herewith in addition to any other outstanding fees and expenses owing, in each case, in accordance with the terms of the Credit Agreement and incurred prior to the date hereof.
(c)
Release. In consideration of the agreements of Administrative Agent, Floor Plan Agent and each Lender contained in this Third Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, Floor Plan Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Administrative Agent, Floor Plan Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the Credit Agreement, or any of the other Credit Documents or transactions thereunder or related thereto.

(d)
Governing Law. This Third Amendment and any claims, disputes or causes of action (whether in contract or tort) arising out of or related to this Third Amendment and the transaction contemplated hereby shall be governed by, and construed in accordance with, the Laws of the Governing State.
(e)
JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, THE FLOOR PLAN AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS THIRD AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING, OR ANY OTHER ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS THIRD AMENDMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(f)
VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN SECTION 10.20 OF THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(g)
SERVICE OF PROCESS. EACH LOAN PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION

10.10 OF THE CREDIT AGREEMENT. NOTHING IN THIS THIRD AMENDMENT WILL

AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(h)
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR

IN CONNECTION WITH THIS THIRD AMENDMENT OR THE OBLIGATIONS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(i)
Benefits. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(j)
Counterparts and Integration. This Third Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment and the other Credit Documents constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5, this Third Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be just as effective as the delivery of a manually executed counterpart of this Third Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER REPRESENTATIVE AND BORROWERS AND GUARANTORS:

MARINEMAX, INC.

By: /s/ Michael H. McLamb

Michael H. McLamb

Executive Vice President, Chief Financial Officer, and Secretary

BOATING GEAR CENTER, LLC BOATYARD, LLC

FWW, LLC

[****]

GULFPORT MARINA, LLC

KCS INTERNATIONAL INC. MARINEMAX CHARTER SERVICES, LLC MARINEMAX EAST, INC.

MARINEMAX KW, LLC MARINEMAX NORTHEAST, LLC

MARINEMAX PRODUCTS, INC. MY WEB SERVICES, LLC

N & J GROUP, LLC N & J MEDIA, LLC

NEWCOAST INSURANCE SERVICES, LLC NISSWA MARINE, LLC

NORTHROP & JOHNSON HOLDING LLC NORTHROP & JOHNSON YACHTS-SHIPS LLC NVGH, LLC

PERFECT YACHT CHARTER, LLC SILVER SEAS CALIFORNIA, INC. SILVER SEAS YACHTS, LLC SKIPPER BUD'S OF ILLINOIS, LLC SKIPPER MARINE, LLC

SKIPPER MARINE OF CIDCAGO-LAND, LLC SKIPPER MARINE OF FOX VALLEY, LLC SKIPPER MARINE OF MADISON, LLC

SKIPPER MARINE OF MICIDGAN, LLC

SKIPPER MARINE OF OHIO, LLC

US LIQUIDATORS, LLC

By: /s/ Michael H. McLamb

Michael H. McLamb

President, Secretary, and Treasurer

MARINEMAX SERVICES, INC. NEWCOAST FINANCIAL SERVICES, LLC

By: /s/ Michael H. McLamb

Michael H. McLamb

Vice President, Secretary, and Treasurer

NORTHROP & JOHNSON CALIFORNIA INC.

By: /s/ Michael H. McLamb

Michael H. McLamb

President, Secretary, and Chief Financial Officer

INTREPID POWERBOATS, INC. INTREPID SOUTHEAST, INC.

By: /s/ Michael H. McLamb

Secretary, and Treasurer

FRASER YACHTS CALIFORNIA FRASER YACHTS FLORIDA, INC.

By: /s/ Alessandra Nenci

Alessandra Nenci

Chief Financial Officer

KCS RE ACQUISITION COMPANY, LLC

By: KCS INTERNATIONAL INC.

By: /s/ Michael H. McLamb

Michael H. McLamb

President, Secretary, and Treasurer

WAVE AVIATION, LLC

By: MARINEMAX EAST, INC.

Sole Manager

By: /s/ Michael H. McLamb

Michael H. McLamb

President, Secretary, and Treasurer

CABO MARINA, S. DE R.L. DE C.V.

By: /s/ Jennifer Doelling

Jennifer Doelling

Title: Secretary

FAIRPORT YACHT SUPPORT LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: President

IGY TRIDENT SERVICES LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: Executive Vice President

IGY-AYH ST. THOMAS HOLDINGS, LLC

By: /s/ Jordan A.E. Franklin

Name: Jordan A.E. Franklin Title: Executive Vice President

ISLAND GARDENS DEEP HARBOUR, LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: Executive Vice President

ISLAND GLOBAL YACHTING LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: Executive Vice President

RODNEY BAY MARINA LIMITED

By: /s/ Jordan A.E. Franklin

Name: Jordan A.E. Franklin Title: Executive Vice President

YACHT HAVEN USVI LLC

By: /s/ Jordan A.E. Franklin

Name: Jordan A.E Franklin

Title: Executive Vice President

YHUSVI MARINA, LLC

By: /s/ Jordan A.E. Franklin

Name: Jordan A.E. Franklin

Title: Executive Vice President

IGY SETE MARINA SAS

By: /s/ Jordan A.E. Franklin

Name: Jordan A.E. Franklin Title: Managing Director

IGY-RED FROG LLC

By: /s/ Jordan A.E. Franklin

Name: Jordan A.E. Franklin

Title: Executive Vice President

GULFWIND DEVELOPMENT, LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: President

MIDCOAST CONSTRUCTION ENTERPRISES LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: President

MIDCOAST MARINE GROUP, LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb

Title: President

NEW WAVE INNOVATIONS, LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: President

BOATZON HOLDINGS LLC

By: /s/ Michael H. McLamb

Name: Michael H. McLamb Title: President

HOP-INN ENTERPRISES N.V.

By: /s/ Brian Deher

Name: Brian Deher

Title: Managing Director

SIMPSONBAY YACHT CLUB MARINA N.V.

By: /s/ Brian Deher

Name: Brian Deher

Title: Managing Director

YACHTCLUB AT ISLE DEL SOL B.V.

By: /s/ Brian Deher

Name: Brian Deher

Title: Managing Director

THIRD AMENDMENT TO CREDIT AGREEMENT]

REQUIRED FLOOR PLAN LENDERS: MANUFACTURERS AND TRADERS TRUST COMPANY,

in its capacities as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

By: /s/ Matthew Fahey

Name: Matthew Fahey

Title: SVP

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as a Lender

By: /s/ Misty Johnson

Name: Misty Johnson

Title: Director

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC,

in its capacities as Floor Plan Agent and as a Lender

By: /s/ Thomas M. Adamski

Name: Thomas M. Adamski

Title: Managing Director

THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Sam Scott

Name: Sam Scott

Title: Senior Vice President

[THIRD AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, N.A., as a Lender

By: /s/ Brian Barany

Name: Brian Barany

Title: Vice President

FLAGSTAR SPECIALTY FINANCE COMPANY,

LLC, as successor-in-interest to NYCB Specialty Finance Company, LLC, a wholly-owned subsidiary of Flagstar Ban1c, N:A.,

as a Lender

By: /s/ Mark C. Mazmanian

Name: Mark C. Mazmanian

Title: First Senior Vice President

[THIRD AMENDMENT TO CREDIT AGREEMENT]

BMO BANK N.A., as a Lender

By: /s/ Johathan Terrell

Name: Johnathan Terrell

Title: Director

[THIRD AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Benjamin Komplin

Name: Benjamin Komplin

Title: Vice President

FIRST HORIZON BANK, A TENNESSEE BANKING

CORPORATION, as a Lender

By: /s/ John R. Garthwaite

Name: John R. Garthwaite

Title: Executive Vice President

NORTHPOINT COMMERCIAL FINANCE LLC, as a Lender

By: /s/ Jeff Craver

Name: Jeff Craver

Title: Vice President

HANCOCK WHITNEY BANK, as a Lender

By: /s/ Kenneth C. Misemer

Name: Kenneth C. Misemer

Title: Senior Vice President

BANKUNITED, N.A., as a Lender

By: /s/ Michael Del Rocco

Name: Michael Del Rocco

Title: Senior Vice President

[THIRD AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, as a Lender

By: /s/ Fern Lindsay

Name: Fern Lindsay

Title: Senior Vice President

[THIRD AMENDMENT TO CREDIT AGREEMENT]

CADENCE BANK, as a Lender

By: /s/ Leslie Fredericks

Name: Leslie Fredericks

Title: Senior Vice President

[THIRD AMENDMENT TO CREDIT AGREEMENT]

COASTAL STATES BANK, as a Lender

By: /s/ Brian P. Smith

Name: Brian P. Smith

Title: Regional President

[THIRD AMENDMENT TO CREDIT AGREEMENT]